Exhibit 10(y)

Warrant No. 92603-xx

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER ANY STATE SECURITIES LAWS.  THIS WARRANT OR SAID SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION TO SUCH REGISTRATION AND QUALIFICATION ARE AVAILABLE.

[date]	Shares [ ]

Warrant for Purchase of Common Stock
of Clean Diesel Technologies, Inc.
(a Delaware Corporation)

    This Certifies that [                                      ] (the “Holder”) of [                                      ] for value received and subject to the provisions hereinafter set forth is entitled to purchase from Clean Diesel Technologies, Inc. (the “Company”), [       ] shares of the Common Stock of the Company, par value $.01 per share (the “Shares"), at a price of $8.15 per share (the “Exercise Price”) on or before 5:00 p.m. local time at the then executive offices of the Company on September 25, 2013. This Warrant shall be void unless exercised on or before such time and date.

1. Commitment Letter. This Warrant is issued pursuant to that certain Commitment Letter and related correspondence, relating to the private placement on September 26, 2003 of common shares of the Company, between the Company and the Holder providing for the issuance to the Holder of Warrants evidencing the right of the Holder to purchase shares of Common Stock of the Company.  The date of September 26, 2003 is the date of “original issue” hereof.

2. Exercise. This Warrant may be exercised from time to time by the Holder as to the whole or any lesser number of the Shares upon tender of this Warrant at the then executive office of the Company with a written notice signed by the Holder to the attention of the Company Secretary expressing the Holder's intent to exercise the same together with payment to the Company of the Exercise Price of the Shares stated in the notice to be purchased. If this Warrant is exercised in respect of less than all of the Shares, the number of Shares not purchased shall be endorsed hereon by the Company Secretary and this Warrant as so endorsed shall be returned by the Company Secretary to the Holder.

3.  Reserved.

4. No Stockholder Rights. This Warrant does not confer upon the Holder or the Holder's permitted Assignees any right whatsoever as a stockholder of the Company, including without limiting the generality of the foregoing, the right to vote, to receive notices and the right to receive dividends, prior to the exercise of the Holder’s rights to purchase the Shares as provided herein.

5. Compliance with Securities Laws. This Warrant and the Shares have not been registered under the Securities Act of 1933 (the “Act”) or qualified under the securities laws of the several states of the United States (“State Laws"). This Warrant and the Shares have been purchased for investment and not with a view to distribution or resale, and may not be assigned, sold or made subject to a security interest, pledged, hypothecated, or otherwise transferred without an effective registration statement for such Warrant or Shares under the Act and qualification under State Laws or an opinion of counsel satisfactory to the Company that such registration and qualification are not required. Any shares issued upon the exercise of this Warrant (unless pursuant to an effective registration statement under the Act) shall bear the following legend:

THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER THE SECURITIES LAWS OF THE SEVERAL STATES OF THE UNITED STATES (“STATE LAWS”).  THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED BY SUCH HOLDER PRIOR TO THE LATER OF THE (a) SECOND ANNIVERSARY OF THE ORIGINAL ISSUANCE HEREOF OR (b) IF APPLICABLE, THREE MONTHS AFTER IT CEASES TO BE AN AFFILIATE, OTHER THAN (1) TO THE COMPANY, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES, (3) IN AN OFFSHORE TRANSACTION COMPLYING WITH REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144, IF APPLICABLE, UNDER THE SECURITIES ACT OR (5) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT BUT IS IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND IN RELATION TO WHICH THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNISED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY PRIOR TO SUCH OFFER, SALE, PLEDGE OR TRANSFER.  THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS A NON-U.S. PERSON, AND ACKNOWLEDGES THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.

6. Sale; Assignment. (a) This Warrant may not be transferred, sold, or made subject to a security interest or charge, pledged, hypothecated, or otherwise transferred absent compliance with the transfer restrictions set forth above in this Warrant.

(b) Upon such compliance with the transfer restrictions and upon the delivery to the Company at its executive office of this Warrant along with a duly completed Assignment Form substantially in the form of Exhibit A hereto (and the required legal opinion, if there shall be no registration under the Act), the Company shall execute and deliver a new Warrant in the form of this Warrant (including the legend set forth above on the first page hereof, unless registered under the Act and any applicable State Laws), but registered in the name of the assignee, to purchase the number of Shares issuable under the original Warrant assigned to the assignee.  In case the Holder shall assign this Warrant with respect to less than all of the Shares that may be purchased under this Warrant, the Company shall execute a new warrant in the form of this Warrant for the balance of such Shares or the remaining fraction of the Shares issuable under the original Warrant and deliver such new warrant to the Holder.

(c) Any transfer or sale or attempted transfer or sale of this Warrant in violation of any provision of this Warrant shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of the Warrant as the owner of the Warrant for any purpose.

7. Representations of Holder. The Holder represents to the Company by acceptance of this Warrant, as follows:

(a) That the Holder is not a U.S. Person and is not acquiring the Warrant for the account or benefit of any U.S. Person.

(b) The Holder acquired this Warrant, or ________ warrants under the September 26, 2003 Commitment Letter, from the Company and will acquire Shares issuable upon exercise hereof, for its own account, for investment purposes only and not with a view to the resale and distribution thereof, in whole or in part.

(c) The Holder shall comply with the transfer restrictions set out above and the Holder understands that this Warrant and the Shares issuable on exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under any applicable State Laws, or unless exemptions from registration and qualification are otherwise available.

(d) The Holder acknowledges that hedging transactions involving this Warrant or the Shares issuable upon exercise of this Warrant may not be conducted unless conducted in compliance with the Act.

8. Capital Adjustments.  The Exercise Price and the number of Shares purchasable hereunder are subject to adjustment from time to time, as follows:

(a) If at any time there shall be a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such merger or consolidation, to which the Holder would have been entitled in such merger or consolidation, if this Warrant had been exercised immediately before such merger or consolidation.

(b)  If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the Shares into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the Shares immediately prior to such subdivision, combination, reclassification or other change.

(c) If the Company at any time shall split or subdivide its Common Stock, the Exercise Price shall be proportionately decreased and the number of Shares issuable pursuant to this Warrant shall be proportionately increased.  If the Company at any time shall combine its Common Stock, the Exercise Price shall be proportionately increased and the number of Shares issuable pursuant to this Warrant shall be proportionately decreased.

9. Governing Law. This Warrant shall be governed by and construed for all purposes by in accordance with the laws of the State of Delaware without reference to the conflicts of laws rules of any jurisdiction.

10. Notices. Any notice effecting an exercise of this Warrant shall, if in writing, be effective upon receipt by the Company of the Warrant, notice of exercise and payment of the Exercise Price. Other notices shall, if in writing, be effective on receipt, if delivered in person or by facsimile transmission, or, if given by mail, four (4) days after deposit in the mail service, air-mail postage pre-paid, in any case to the then executive office of the Company to the attention of the Company Secretary, or, if to the Holder, to the address given above or to such other address by notice so given.

11. Holidays. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or a legal holiday.

12. Lost Warrants. The Company covenants with the Holder that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

13. Fractional Shares. Fractional Shares may not be purchased hereunder. In lieu of fractional Shares the Holder shall be entitled to receive a cash payment equal to the fair market value for such fractional share. Fair market value shall be the average of the high and low trading prices of a Share both (i) in the US, on the over the counter market (OTC-BB) or on a recognized stock Exchange, if listed, and (ii) also in the U.K., on the Alternative Investment Market (AIM) on the date of exercise, or if there shall be no such trading prices in either location, then the average of the bid and asked prices.

WITNESS the seal of the Company of the Company and the signature of its duly authorized officers as of the date first written above.

CLEAN DIESEL TECHNOLOGIES, INC.

By:		Attest:
Name:	[ ]	Name:	[ ]
Title:	Vice President and Treasurer	Title:	Secretary